EXHIBIT 99


For Release:  April 18, 2000, 9:00 a.m. EDT

Contact:     Thomas J. Pruitt
             Executive VP & CFO
             (802) 860-5558
             tpruitt@bngmail.com

                    BANKNORTH REPORTS 1ST QUARTER RESULTS

BURLINGTON, VT, April 18, 2000 -- Banknorth Group, Inc. [NASDAQ-BKNG] today reported net income for the first quarter of 2000 was $10.6 million, or 45 cents per common share on a diluted basis, compared to $13.5 million, or 57 cents per common share on a diluted basis, down 12 cents, or 21.1% from the first quarter of 1999. Income from operations, or before non-recurring income and expenses, for the first quarter of 2000, was $12.8 million, or 54 cents per common share on a diluted basis, compared to $12.6 million, or 53 cents per common share on a diluted basis, for the first quarter of 1999, an increase of 1.9%. Making the announcement was William H. Chadwick, president and chief executive officer.

Net Interest Income
-------------------

Net interest income was $45.0 million for the three months ended March 31, 2000, compared to $43.1 million for the three months ended March 31, 1999. The net interest margin was 4.36% and 4.39% for the quarters ended March 31, 2000 and 1999, respectively, reflecting higher recent interest rates offset by more competitive deposit pricing during the last few quarters.

Credit Quality
--------------

The provision for loan and lease losses in the first quarter of 2000 was $2.3 million, $253 thousand, or 12.7% higher than the first three months of 1999, reflecting increased loan growth. As of March 31, 2000, non-performing assets were at a historical low of .29% of total assets compared to .55% of total assets at March 31, 1999. Annualized net loan charge off equaled .21% and .12% of average loans in the first quarters of 2000 and 1999, respectively.

Non-interest Income
-------------------

Non-interest income for the three months ended March 31, 2000, was $12.2 million, compared to $15.0 million for the first quarter of 1999, a decrease of $2.8 million or 18.5%. Card services income was up $175 thousand, or 28.5% as the result of increased customer usage of the VISA Debit Card. Retail investment sales, just beginning during the first quarter of 1999, was $247 thousand in the first quarter of 2000. Bank-owned life insurance income was up $261 thousand, or 48.4% reflecting an increase in the level of investment in that asset.

First quarter 2000 investment management fees, at $4.9 million, were up 2.2%, and service charges on deposit accounts, at $3.2 million, were flat, compared to the first quarter of 1999. Mortgage banking income, at $679 thousand for the first quarter of 2000, was down $645 thousand, or 48.7% from the first quarter of 1999. The Company experienced heavy refinancing activity in the first quarter of 1999, compared with a much reduced level of activity due to higher interest rates in the first quarter of 2000.

The first quarter of 1999 included a one-time net gain on the curtailment of the Evergreen pension plan of $2.6 million and net securities transactions of $225 thousand, versus only $8 thousand in the first quarter of 2000. Without the 1999 curtailment gain and net securities transactions, the first quarter of 2000 non-interest income was even with the first quarter of 1999.

Non-interest Expenses
---------------------

Total non-interest expenses, $39.2 million for the first quarter of 2000, were up $2.8 million, or 7.7%, from the level experienced in the first quarter of 1999. Included in the first quarter 2000 non-interest expenses is a $2.5 million charge related to the estimated impairment of the residual value of leased automobiles. This impairment estimate is based on the continuance of significant losses, first experienced in the fourth quarter of 1999, on the disposition of automobiles sold by the Company at the termination of the leases. At March 31, 2000, the total allowance for lease residual value impairment was $3.2 million. In addition, included in other expenses is a $1.0 million net charge related to the writedown to estimated fair value of a previously used banking facility now held for sale, offset by a gain on the sale of another building. Both buildings were previously utilized by the Company. The first quarter of 1999 included $1.2 million of expenses related to the merger with Evergreen Bancorp. Without these non-recurring items, total non-interest expenses, on an operating basis, were $35.7 million and $35.2 million for the first quarters of 2000 and 1999, respectively, an increase of only 1.3%.

Balance Sheet Growth
--------------------

Total assets at March 31, 2000, were $4.6 billion, up $280.8 million, or 6.5%, from the $4.3 billion at March 31, 1999. Total loans at March 31, 2000, at $3.1 billion, were up $231.8 million or 8.2%, from March 31, 1999. Total deposits at the end of the first quarter of 2000, were $3.6 billion, virtually level with the balance at March 31, 1999. Banknorth is well capitalized by regulatory definition.

Merger Activity
---------------

On June 2, 1999, it was announced that Banknorth had reached a definitive agreement to be merged with Peoples Heritage Financial Group [NASDAQ-PHBK] in a transaction valued at $780.7 million, based on the stock price at that date. Under the terms of the definitive agreement, shareholders of Banknorth will receive 1.825 shares of Peoples Heritage common stock for each whole share of Banknorth common stock plus cash in lieu of any fractional interest. The exchange will be tax free and accounted for as a pooling of interests. The agreement has received approval of the shareholders of both companies and is subject to requisite regulatory approvals. It is expected that the transaction will be closed May 2000.

Banknorth Group, Inc. is comprised of seven community banks with 101 offices and 140 ATMs located in New York, Massachusetts, New Hampshire and Vermont, Banknorth Mortgage Company and The Stratevest Group, N.A. Banknorth can be reached on the Internet at http://www.banknorth.com

Except for historical information contained herein, the matters discussed in this news release, and other information contained in the Company's SEC filings, may express "forward looking statements". Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various factors --- including, but not limited to changes in laws, regulations or Generally Accepted Accounting Principles; the Company's competitive position within the markets served of increasing consolidation within the banking industry; certain customers and vendors of critical systems or services failing to comply with Year 2000 programming issues; unforeseen changes in interest rates; any unforeseen downturns in the local, regional or national economies --- could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected.

Banknorth does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statements.


                                   -MORE-
                      (SEE ATTACHED FINANCIAL RESULTS)


                            Banknorth Group, Inc.
                        Comparative Financial Results
               (In thousands, except share and per share data)
                                 Page 1 of 6

Income Statements                                   For the three months ended March 31,
-------------------------------------------------------------------------------------------
                                                  2000        1999       Change        %
                                                  ----        ----       ------        -

Interest income                                  $84,519     $77,858     $ 6,661        8.6%
Interest expense                                  39,479      34,756       4,723       13.6%
                                                 ------------------------------------------
      Net interest income                         45,040      43,102       1,938        4.5%
Provision for loan and lease losses                2,253       2,000         253       12.7%
                                                 ------------------------------------------
      Net interest income after provision
       for loan and lease losses                  42,787      41,102       1,685        4.1%

Non-interest income:
Investment management fees                         4,941       4,833         108        2.2%
Service charges on deposit accounts                3,169       3,198         (29)      -0.9%
Mortgage banking                                     679       1,324        (645)     -48.7%
Card services                                        788         613         175       28.5%
ATMs                                                 585         619         (34)      -5.5%
Retail investment sales                              247          33         214      648.5%
Bank-owned life insurance                            800         539         261       48.4%
Net securities transactions                            8         225        (217)     -96.4%
Net gain on curtailment of pension plan               --       2,577      (2,577)    -100.0%
Bank-owned life insurance claim                       --          --          --         --
Other non-interest income                            977       1,010         (33)      -3.3%
                                                 ------------------------------------------
      Non-interest income                         12,194      14,971      (2,777)     -18.5%

Non-interest expenses:
Compensation and benefits                         16,723      16,775         (52)      -0.3%
Occupancy, equipment and software                  6,091       5,483         608       11.1%
Data processing fees                               1,482       2,102        (620)     -29.5%
Legal and professional fees                        1,070         927         143       15.4%
Advertising and marketing                          1,192       1,149          43        3.7%
Printing and supplies                                730         737          (7)      -0.9%
Communications                                       928         963         (35)      -3.6%
Goodwill amortization                              2,234       2,164          70        3.2%
Capital securities expense                           789         789          --         --%
Merger and acquisition related expenses               --       1,173      (1,173)    -100.0%
Other expenses                                     7,969       4,154       3,815       91.8%
                                                 ------------------------------------------
      Non-interest expenses                       39,208      36,416       2,792        7.7%
                                                 ------------------------------------------
Income before income taxes                        15,773      19,657      (3,884)     -19.8%
Income taxes                                       5,178       6,203      (1,025)     -16.5%
                                                 ------------------------------------------
NET INCOME                                       $10,595     $13,454     $(2,859)     -21.3%
                                                 ==========================================

Net income, as reported                          $10,595     $13,454     $(2,859)     -21.3%
Less "non-operating" income items,
 included above:
  Net securities transactions                          8         225        (217)     -96.4%
  Net gain on curtailment of pension plan             --       2,577      (2,577)    -100.0%
  Bank-owned life insurance claim                     --          --          --         --%
                                                 ------------------------------------------
      Total "non-operating" income items               8       2,802      (2,794)     -99.7%
Income taxes on "non-operating" income items           3       1,140      (1,137)     -99.7%
                                                 ------------------------------------------
      "Non-operating" income items, net
       of taxes                                        5       1,662      (1,657)     -99.7%
                                                 ------------------------------------------

Add "non-operating" expense items,
 included above:
  Merger and acquisition related expenses             --       1,173      (1,173)    -100.0%
  Payment of mgmt fees to our defined
   benefit pension plan                               --          --          --         --%
  Net writedown of premises held for sale          1,012          --       1,012      100.0%
  Leasing residual value impairment provision      2,500          --       2,500      100.0%
                                                 ------------------------------------------
      Total "non-operating" expense items          3,512       1,173       2,339      199.4%
  Income taxes on non-operating expense items      1,317         425         892      209.9%
                                                 ------------------------------------------
      "Non-operating" expense items,
       net of taxes                                2,195         748       1,447      193.4%
                                                 ------------------------------------------

Income from operations                           $12,785     $12,540     $   245        2.0%

Cash income from operations (1)                  $14,125     $13,838     $   287        2.1%

<F1>  Income from operations, excluding goodwill amortization expense, net of income tax effect.


                            Banknorth Group, Inc.
                        Comparative Financial Results
               (In thousands, except share and per share data)
                                 Page 2 of 6

Income Statements                                     For the years ended December 31,
-------------------------------------------------------------------------------------------
                                                   1999        1998       Change        %
                                                   ----        ----       ------        -

Interest income                                  $319,584    $308,701    $ 10,883       3.5%
Interest expense                                  141,602     144,658      (3,056)     -2.1%
                                                 ------------------------------------------
      Net interest income                         177,982     164,043      13,939       8.5%
Provision for loan and lease losses                 9,475       9,345         130       1.4%
                                                 ------------------------------------------
      Net interest income after provision
       for loan and lease losses                  168,507     154,698      13,809       8.9%

Non-interest income:
Investment management fees                         19,455      12,838       6,617      51.5%
Service charges on deposit accounts                13,077      11,657       1,420      12.2%
Mortgage banking                                    4,081       5,492      (1,411)    -25.7%
Card services                                       3,047       2,227         820      36.8%
ATMs                                                2,718       2,258         460      20.4%
Retail investment sales                               782         140         642     458.6%
Bank-owned life insurance                           2,654       2,229         425      19.1%
Net securities transactions                           374         519        (145)    -27.9%
Net gain on curtailment of pension plan             2,577          --       2,577     100.0%
Bank-owned life insurance claim                     1,389          --       1,389     100.0%
Other non-interest income                           4,951       4,113         838      20.4%
                                                 ------------------------------------------
      Non-interest income                          55,105      41,473      13,632      32.9%

Non-interest expenses:
Compensation and benefits                          67,879      65,545       2,334       3.6%
Occupancy, equipment and software                  22,357      19,218       3,139      16.3%
Data processing fees                                6,758       6,889        (131)     -1.9%
Legal and professional fees                         5,117       5,145         (28)     -0.5%
Advertising and marketing                           4,716       3,870         846      21.9%
Printing and supplies                               3,047       3,071         (24)     -0.8%
Communications                                      3,775       2,963         812      27.4%
Goodwill amortization                               8,864       5,743       3,121      54.3%
Capital securities expense                          3,156       3,156          --        --%
Merger and acquisition related expenses             1,233      21,968     (20,735)    -94.4%
Other expenses                                     18,615      15,168       3,447      22.7%
                                                 ------------------------------------------
      Non-interest expenses                       145,517     152,736      (7,219)     -4.7%
                                                 ------------------------------------------
Income before income taxes                         78,095      43,435      34,660      79.8%
Income taxes                                       23,559      14,515       9,044      62.3%
                                                 ------------------------------------------
NET INCOME                                       $ 54,536    $ 28,920    $ 25,616      88.6%
                                                 ==========================================

Net income, as reported                          $ 54,536    $ 28,920    $ 25,616      88.6%
Less "non-operating" income items,
 included above:
  Net securities transactions                         374         519        (145)    -27.9%
  Net gain on curtailment of pension plan           2,577          --       2,577     100.0%
  Bank-owned life insurance claim                   1,389          --       1,389     100.0%
                                                 ------------------------------------------
      Total "non-operating" income items            4,340         519       3,821     736.2%
Income taxes on "non-operating" income items        1,196         186       1,010     543.0%
                                                 ------------------------------------------
      "Non-operating" income items,
       net of taxes                                 3,144         333       2,811     844.1%
                                                 ------------------------------------------

Add "non-operating" expense items,
 included above:
  Merger and acquisition related expenses           1,233      21,968     (20,735)    -94.4%
  Payment of mgmt fees to our defined
   benefit pension plan                               937          --         937     100.0%
  Net writedown of premises held for sale              --          --          --        --%
  Leasing residual value impairment provision         900          --         900     100.0%
                                                 ------------------------------------------
      Total "non-operating" expense items           3,070      21,968     (18,898)    -86.0%
  Income taxes on non-operating expense items       1,088       5,710      (4,622)    -80.9%
                                                 ------------------------------------------
  "Non-operating" expense items, net of taxes       1,982      16,258     (14,276)    -87.8%
                                                 ------------------------------------------

Income from operations                           $ 53,374    $ 44,845    $  8,529      19.0%

Cash income from operations (1)                  $ 58,692    $ 48,291    $ 10,401      21.5%

<F1>  Income from operations, excluding goodwill amortization expense, net of income tax effect.

Per Share Information                                       For the three months ended March 31,
------------------------------------------------------------------------------------------------------
                                                          2000           1999        Change        %
                                                          ----           ----        ------        -

Basic wtd. avg number of shares outstanding            23,608,179     23,353,668     254,511       1.1%
Basic earnings per share (Basic EPS)
  Net income                                                $0.45          $0.58      $(0.13)     22.4%
  Income from operations                                     0.54           0.54        0.00       0.0%
  Cash income from operations                                0.60           0.59        0.01       1.7%

Diluted wtd. avg number of shares outstanding          23,789,044     23,663,808     125,236       0.5%
Diluted earnings per share (Diluted EPS)
  Net income                                                $0.45          $0.57      $(0.12)     21.1%
  Income from operations                                     0.54           0.53        0.01       1.9%
  Cash income from operations                                0.59           0.58        0.01       1.7%

Shares outstanding, net treasury shares, p.e.          23,480,331     23,204,585     275,746       1.2%
Book value, p.e.                                           $14.73         $13.98       $0.75       5.3%
Tangible book value, p.e.                                   11.79          10.63        1.17      11.0%

Closing price at period end (2)                            $26.81         $28.25      $(1.44)     -5.1%

Price / Diluted net income EPS (last 4 qtrs)                 12.3           20.6        (8.3)    -40.3%
Price / Diluted income from operations  EPS
 (last 4 qtrs)                                               11.9           14.2        (2.3)    -16.2%
Price / Diluted cash income from operations
 EPS (last 4 qtrs)                                           10.8           13.1        (2.3)    -17.6%

<F2>  Closing price per share represents the historical price per share of
      Banknorth Group. Inc.


Ratios and Other Information                                For the three months ended March 31,
------------------------------------------------------------------------------------------------------
                                                          2000           1999         Change       %
                                                          ----           ----         ------       -

Return on average total assets:
  Net income                                                 0.93%          1.25%       -0.32%   -25.6%
  Income from operations                                     1.12%          1.17%       -0.05%    -4.3%

Return on average shareholders' equity:
  Net income                                                12.55%         16.98%       -4.43%   -26.1%
  Income from operations                                    15.14%         15.82%       -0.68%    -4.3%

Stratevest total assets under management               $4,116,155     $3,990,756     $125,399      3.1%
Managed assets with discretionary powers                2,783,577      2,655,515      128,062      4.8%

Net interest income, f.t.e. basis                      $   45,924     $   43,661     $  2,263      5.2%
Net interest margin                                          4.36%          4.39%       -0.03%    -0.7%

Price / Tangible book value, p.e.                           227.3%         265.8%       -38.5%   -14.5%

Total non-interest income from operations/total
 gross revenue (fte)                                        20.97%         21.80%       -0.83%    -3.8%

Efficiency ratio                                            56.93%         58.56%       -1.63%    -2.8%
Effective tax rate                                          32.83%         31.56%        1.27%     4.0%

Loans charged off, net of recoveries                   $    1,566     $      879     $    687     78.2%
NPAs as a % of total assets, p.e.                            0.29%          0.55%       -0.26%   -47.3%
Allow. for loan losses as % of NPLs, p.e.                  380.20%        207.02%      173.18%    83.7%
Allow. for loan losses as % total loans, p.e.                1.56%          1.61%       -0.05%    -3.1%

Shareholders' equity to total assets, p.e.                   7.49%          7.48%        0.01%     0.1%
Tangible shareholders' equity to tangible assets, p.e.       6.09%          5.79%        0.30%     5.2%

Per Share Information                                         For the years ended December 31,
------------------------------------------------------------------------------------------------------
                                                          1999           1998         Change       %
                                                          ----           ----         ------       -

Basic wtd. avg number of shares outstanding            23,435,122     23,277,560      157,562      0.7%
Basic earnings per share (Basic EPS)
  Net income                                                $2.33          $1.24        $1.09     87.9%
  Income from operations                                     2.28           1.93         0.35     18.1%
  Cash income from operations                                2.50           2.07         0.43     20.8%

Diluted wtd. avg number of shares outstanding          23,734,591     23,669,540       65,051      0.3%
Diluted earnings per share (Diluted EPS)
  Net income                                                $2.30          $1.22        $1.08     88.5%
  Income from operations                                     2.25           1.89         0.36     19.0%
  Cash income from operations                                2.47           2.04         0.43     21.1%

Shares outstanding, net treasury shares, p.e.          23,447,731     23,179,092      268,639      1.2%
Book value, p.e.                                           $14.56         $13.86        $0.70      5.1%
Tangible book value, p.e.                                   11.52          10.40         1.12     10.8%

Closing price at period end (2)                            $26.75         $37.63      $(10.88)   -28.9%

Price / Diluted net income EPS (last 4 qtrs)                11.6           30.8         (19.2)   -62.3%
Price / Diluted income from operations
 EPS (last 4 qtrs)                                          12.0           19.9          (7.9)   -39.7%
Price / Diluted cash income from operations
 EPS (last 4 qtrs)                                          10.9           18.4          (7.5)   -40.8%

<F2>  Closing price per share represents the historical price per share of
      Banknorth Group. Inc.

Ratios and Other Information                                  For the years ended December 31,
------------------------------------------------------------------------------------------------------
                                                          1999           1998         Change       %
                                                          ----           ----         ------       -

Return on average total assets:
  Net income                                                 1.23%          0.71%        0.52%    73.2%
  Income from operations                                     1.21%          1.10%        0.11%    10.0%

Return on average shareholders' equity:
  Net income                                                16.59%          8.95%        7.64%    85.4%
  Income from operations                                    16.23%         13.88%        2.35%    16.9%

Stratevest total assets under management               $4,243,066     $4,136,343     $106,723      2.6%
Managed assets with discretionary powers                2,931,685      2,747,025      184,660      6.7%

Net interest income, f.t.e. basis                      $  180,907     $  165,605     $ 15,302      9.2%
Net interest margin                                          4.41%          4.34%        0.07%     1.6%

Price / Tangible book value, p.e.                           232.2%         361.8%      -129.6%   -35.8%

Total non-interest income from operations/total
 gross revenue (fte)                                        21.91%         19.83%        2.09%    10.5%

Efficiency ratio                                            57.88%         59.78%       -1.90%    -3.2%
Effective tax rate                                          30.17%         33.42%       -3.25%    -9.7%

Loans charged off, net of recoveries                   $    6,835     $    5,559     $  1,276     23.0%
NPAs as a % of total assets, p.e.                            0.32%          0.55%       -0.23%   -41.8%
Allow. for loan losses as % of NPLs, p.e.                  333.97%        212.14%      121.83%    57.4%
Allow. for loan losses as % total loans, p.e.                1.57%          1.57%          --%      --%

Shareholders' equity to total assets, p.e.                   7.44%          7.30%        0.14%     1.9%
Tangible shareholders' equity to tangible
 assets, p.e.                                                5.98%          5.58%        0.40%     7.2%


Balance Sheets, Period End                                                Balances as of
------------------------------------------------------------------------------------------------------
                                                        3-31-00        3-31-99        Change       %
                                                        -------        -------        ------       -

Loans and leases                                       $3,065,414     $2,833,658     $231,756      8.2%
Loans held for sale                                        12,274         32,400      (20,126)   -62.1%
Securities available for sale                           1,156,443      1,130,063       26,380      2.3%
Investment securities, held to maturity                    14,257         19,462       (5,205)   -26.7%
Money market investments                                      100         18,253      (18,153)   -99.5%
                                                       -----------------------------------------------
      Total earning assets                              4,248,488      4,033,836      214,652      5.3%
Allowance for loan and lease losses                       (47,864)       (45,658)       2,206      4.8%
Cash and due from banks                                   152,165        110,011       42,154     38.3%
Goodwill                                                   68,882         77,835       (8,953)   -11.5%
Other assets                                              197,641        162,498       35,143     21.6%
                                                       -----------------------------------------------
      Total assets                                     $4,619,312     $4,338,522     $280,790      6.5%
                                                       ===============================================

Deposits:
  Non-interest bearing                                 $  496,759     $  471,253     $ 25,506      5.4%
  Interest bearing                                      3,121,488      3,101,758       19,730      0.6%
                                                       -----------------------------------------------
      Total deposits                                    3,618,247      3,573,011       45,236      1.3%
Short-term borrowed funds                                 517,960        288,969      228,991     79.2%
Long-term debt                                             65,297         73,402       (8,105)   -11.0%
Other liabilities                                          41,986         48,675       (6,689)   -13.7%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures              30,000         30,000           --       --%

Shareholders' equity                                       345,822       324,465       21,357      6.6%
                                                       -----------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                          $4,619,312     $4,338,522     $280,790      6.5%
                                                       ===============================================

Average Balance Sheets                                      For the three months ended March 31,
------------------------------------------------------------------------------------------------------
                                                          2000           1999         Change       %
                                                          ----           ----         ------       -

Loans and leases                                       $3,039,384     $2,835,880     $203,504      7.2%
Loans held for sale                                        12,977         36,409      (23,432)   -64.4%
Securities available for sale                           1,153,336      1,127,381       25,955      2.3%
Investment securities, held to maturity                    15,171         20,076       (4,905)   -24.4%
Money market investments                                   12,495         19,454       (6,959)   -35.8%
                                                       -----------------------------------------------
      Total earning assets                              4,233,363      4,039,200      194,163      4.8%
Allowance for loan and lease losses                       (47,802)       (45,303)       2,499      5.5%
Cash and due from banks                                   128,151        126,520        1,631      1.3%
Goodwill                                                   70,266         77,319       (7,053)    -9.1%
Other assets                                              193,485        161,938       31,547     19.5%
                                                       -----------------------------------------------
      Total assets                                     $4,577,463     $4,359,674     $217,789      5.0%
                                                       ===============================================

Deposits:
  Non-interest bearing                                 $  500,669     $  495,452     $  5,217      1.1%
  Interest bearing                                      3,085,792      3,084,735        1,057       --%
                                                       -----------------------------------------------
      Total deposits                                    3,586,461      3,580,187        6,274      0.2%
Short-term borrowed funds                                 512,839        304,361      208,478     68.5%
Long-term debt                                             65,363         74,141       (8,778)   -11.8%
Other liabilities                                          43,167         49,604       (6,437)   -13.0%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures              30,000         30,000           --       --%

Shareholders' equity                                      339,633        321,381       18,252      5.7%
                                                       -----------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                          $4,577,463     $4,359,674     $217,789      5.0%
                                                       ===============================================

Note: All share and per share data has been restated to give retroactive effect to stock splits.


                                 page 6 of 6



Balance Sheets, Period End                                                Balances as of
------------------------------------------------------------------------------------------------------
                                                        12-31-99       12-31-98       Change       %
                                                        --------       --------       ------       -

Loans and leases                                       $3,009,997     $2,837,106     $172,891      6.1%
Loans held for sale                                        15,098         42,996      (27,898)   -64.9%
Securities available for sale                           1,155,022      1,127,865       27,157      2.4%
Investment securities, held to maturity                    15,819         20,545       (4,726)   -23.0%
Money market investments                                   25,790          4,900       20,890    426.3%
                                                       -----------------------------------------------
      Total earning assets                              4,221,726      4,033,412      188,314      4.7%
Allowance for loan and lease losses                       (47,177)       (44,537)       2,640      5.9%
Cash and due from banks                                   148,057        164,826      (16,769)   -10.2%
Goodwill                                                   71,117         80,224       (9,107)   -11.4%
Other assets                                              195,013        168,956       26,057     15.4%
                                                       -----------------------------------------------
      Total assets                                     $4,588,736     $4,402,881     $185,855      4.2%
                                                       ===============================================

Deposits:
  Non-interest bearing                                 $  510,652     $  546,192     $(35,540)    -6.5%
  Interest bearing                                      3,085,092      3,093,305       (8,213)    -0.3%
                                                       -----------------------------------------------
      Total deposits                                    3,595,744      3,639,497      (43,753)    -1.2%
Short-term borrowed funds                                 513,424        281,634      231,790     82.3%
Long-term debt                                             65,490         74,325       (8,835)   -11.9%
Other liabilities                                          42,781         56,163      (13,382)   -23.8%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures              30,000         30,000           --       --%
Shareholders' equity                                      341,297        321,262       20,035      6.2%
                                                       -----------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                          $4,588,736     $4,402,881     $185,855      4.2%
                                                       ===============================================


Average Balance Sheets                                        For the years ended December 31,
------------------------------------------------------------------------------------------------------
                                                          1999           1998         Change       %
                                                          ----           ----         ------       -

Loans and leases                                       $2,893,810     $2,684,169     $209,641      7.8%
Loans held for sale                                        26,360         35,708       (9,348)   -26.2%
Securities available for sale                           1,134,876      1,038,077       96,799      9.3%
Investment securities, held to maturity                    18,124         36,016      (17,892)   -49.7%
Money market investments                                   16,339         26,027       (9,688)   -37.2%
                                                       -----------------------------------------------
      Total earning assets                              4,089,509      3,819,997      269,512      7.1%
Allowance for loan and lease losses                       (46,538)       (41,144)       5,394     13.1%
Cash and due from banks                                   132,024        105,642       26,382     25.0%
Goodwill                                                   75,274         35,797       39,477    110.3%
Other assets                                              171,991        142,327       29,664     20.8%
                                                       -----------------------------------------------
      Total assets                                     $4,422,260     $4,062,619     $359,641      8.9%
                                                       ===============================================

Deposits:
  Non-interest bearing                                 $  512,856     $  429,272     $ 83,584     19.5%
  Interest bearing                                      3,083,635      2,784,701      298,934     10.7%
                                                       -----------------------------------------------
      Total deposits                                    3,596,491      3,213,973      382,518     11.9%
Short-term borrowed funds                                 348,538        390,641      (42,103)   -10.8%
Long-term debt                                             72,130         63,776        8,354     13.1%
Other liabilities                                          46,314         41,108        5,206     12.7%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures              30,000         30,000           --       --%
Shareholders' equity                                      328,787        323,121        5,666      1.8%
                                                       -----------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                          $4,422,260     $4,062,619     $359,641      8.9%
                                                       ===============================================

Note: All share and per share data has been restated to give retroactive effect to stock splits.